UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2016
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 CNX COAL RESOURCES LP
(Exact name of registrant as specified in its charter)
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Delaware	001-37456	47-3445032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 CONSOL Energy Drive Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2016, the Board of Directors (the “Board”) of CNX Coal Resources GP, LLC, the general partner (the “General Partner”) of CNX Coal Resources LP, a publicly-traded Delaware limited partnership (the “Partnership”), approved the grant under the Partnership’s CNX Coal Resources LP 2015 Long-Term Incentive Plan (the “Plan”) of phantom units to each of the General Partner’s executive officers (the “Grant Recipients”).
Pursuant to separate Restricted Phantom Award Agreements under CNX Coal Resources’ LP 2015 Long-Term Incentive Plan (the “Agreements”), effective January 29, 2016 (the “Grant Date”), (i) James A. Brock, a director on the Board and the chief executive officer of the General Partner, has been granted an award of phantom units in an amount equal to the Fair Market Value (as defined in the Plan) of $450,000 on the Grant Date, (ii) Lorraine L. Ritter, the chief financial officer and chief accounting officer of the Partnership, has been granted an award of phantom units in an amount equal to the Fair Market Value of $200,000 on the Grant Date and (iii) Martha A. Wiegand, the general counsel and secretary of the Partnership, has been granted an award of phantom units in an amount equal to the Fair Market Value of $75,000 on the Grant Date.
The phantom units awarded to Mr. Brock, Ms. Ritter and Ms. Wiegand contain noncompetition covenants and will vest in three equal installments on each of the first three anniversary dates of the Grant Date, in each case conditioned upon continuous service to the General Partner by each Grant Recipient. The phantom units awarded to Mr. Brock, Ms. Ritter and Ms. Wiegand are subject to accelerated vesting upon (i) such officer’s termination without cause, at the discretion of the chief executive officer of the General Partner, (ii) termination of such officer’s service by reason of incapacity or death and (iii) a change of control, as defined in the Plan. Upon vesting, each phantom unit will entitle the holder to receive one Common Unit of the Partnership or an amount of cash equal to the Fair Market Value of a Unit, as determined by the Board in its discretion.
The foregoing description of the Agreements is not complete and is qualified in its entirety by reference to the full text of the form of Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX COAL RESOURCES LP

By: CNX Coal Resources GP, LLC, its general partner

By: /s/ LORRAINE L. RITTER
Lorraine L. Ritter
Chief Financial Officer and Chief Accounting Officer

Dated: February 4, 2016